UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 22, 2011


                           ORGANIC SPICE IMPORTS, INC.
             (Exact name of Registrant as specified in its charter)

          Delaware                    000-54341                   45-1545032
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

                             7910 Ivanhoe Ave. #414
                           La Jolla, California 92037
                    (Address of principal executive offices)

                                 (858) 459-1133
               Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e -4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 21, 2011, the majority shareholders of Organic Spice Imports, Inc. (the "Company"), represented by Daniel C. Masters, entered into a Stock Purchase Agreement (the "Agreement") with TRIG Capital Group, LLC ("TRIG") whereby TRIG purchased ten million (10,000,000) shares of our common stock, par value $0.0001 (the "Common Stock"). The Common Stock purchased by TRIG represents 89.45% of the outstanding Common Stock of the Company.

TRIG purchased the Securities for an aggregate purchase price of three hundred and forty thousand dollars ($340,000) to be paid in three non-refundable installments (collectively, the "Installments"). Pursuant to the Agreement, TRIG shall make the Installments pursuant to the following schedule : (i) the first Installment of fifty thousand dollars ($50,000) must be received on or before October 12, 2011; (ii) the second Installment of one hundred and fifty thousand dollars ($150,000) must be received on or before November 12, 2011; and (iii) the third and final Installment of one hundred and forty thousand dollars ($140,000) must be received on or before January 12, 2012. Upon the payment of the second Installment, the Board of Directors of the Company shall appoint A.J. Cervantes as President of the Company.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

As described in Item 1.01, in connection with the Agreement, TRIG purchased ten million (10,000,000) shares of Common Stock. Reference is made to the disclosures set forth under Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated herein by reference.

In connection with the Agreement, the Board of Directors of the Company has agreed to appoint A.J. Cervantes as President of the Company upon receipt of the second Installment.

ITEM 9.01 EXHIBITS.

(d) Exhibits.

The following exhibit is furnished herewith:


Exhibit
Number                            Description
------                            -----------

10.1       Agreement for the purchase of common stock, dated September 22, 2011.

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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       ORGANIC SPICE IMPORTS, INC.


Date: September 22, 2011              By: /s/ Ali Balaban
                                          --------------------------------------
                                          Ali Balaban
                                          President, Chief Executive Officer and
                                          Director


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